EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. 1350
I, Sanjay Mehrotra, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Micron Technology, Inc. on Form 10-K for the period ended August 29, 2024, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Micron Technology, Inc.

Date:	October 4, 2024	/s/ Sanjay Mehrotra
Sanjay Mehrotra President and Chief Executive Officer and Director